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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 29, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                    1-10702               34-1531521
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    (State or Other Jurisdiction        (Commission            (IRS Employer
          of Incorporation)              File Number)        Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut             06880
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        (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Terex Corporation announced by press release dated May 29, 2003 that it will redeem $50 million in principal amount of its 8 7/8% senior subordinated notes due 2008. These senior subordinated notes will be redeemed at a price of 104.438% of principal amount, for a total of approximately $52.2 million. The date for redemption of the senior subordinated notes has been set for June 30, 2003. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)      Exhibits

          99.1     Press release of Terex Corporation issued on May 29, 2003.


                                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2003


                                                 TEREX CORPORATION


                                                 By:  /s/ Eric I Cohen
                                                      Eric I Cohen
                                                      Senior Vice President




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